EVENTIDE GILEAD FUND

Class A: ETAGX Class C: ETCGX Class I: ETILX Class N: ETGLX

a series of Mutual Fund Series Trust (the “Fund”)

March 3, 2017

The information in this Supplement amends certain information contained in the Summary Prospectus for the Fund, dated November 1, 2016, and should be read in conjunction with such Summary Prospectus.

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The following table replaces the Shareholder Fees table under the section of the Fund's Summary Prospectus entitled "Fund Summary/Eventide Gilead Fund –Fees and Expenses of the Fund”:

Shareholder Fees Fees paid directly from your investment	Class A	Class C	Class N	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.75%	None	None	None
Maximum Deferred Sales Charge (Load) (as a % of the original purchase price)	1.00%	None	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None	None	None	None
Redemption Fee for Shares Redeemed by Wire Transfer	$15	$15	$15	$15

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You should read this Supplement in conjunction with the Prospectus, Summary Prospectus and the Statement of Additional Information, each dated November 1, 2016, which provide information that you should know about the Fund before investing. These documents are available upon request and without charge by calling the Fund toll-free at 1-877-771-3836 or by writing to 17605 Wright Street, Omaha, Nebraska 68130.

Please retain this Supplement for future reference.